                                                        March 15, 1999


Dear Shareholder:

     A special meeting of the shareholders of Loomis Sayles Investment Trust will be held on April 6, 1999 at 2 p.m. to elect trustees of the Trust and to conduct any other business that may arise at the meeting or an adjournment of the meeting.

     Enclosed is a blue folder that contains a proxy statement that provides information about the meeting in one pocket and a two page, blue proxy ballot in the other pocket. After you have reviewed the proxy statement, please mark your proxy ballot and sign it in the appropriate capacity. Please return both pages of the blue proxy ballot in the self-addressed stamped envelope provided.

     If you have any questions about the special meeting of shareholders, the proxy statement or marking your proxy ballot, please call (800) 633-3330.

                              Very truly yours,



                              Sheila M. Barry
                              Secretary

                        LOOMIS SAYLES INVESTMENT TRUST


                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]     Preliminary Proxy Statement
[x]     Definitive Proxy Statement
[x]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to (S) 240.14a-11(c) or
        (S) 240.14a-12

                        LOOMIS SAYLES INVESTMENT TRUST
                        ------------------------------
               (Name of Registrant as Specified In Its Charter)

                        LOOMIS SAYLES INVESTMENT TRUST
                        ------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]    No fee required
[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)   Title of each class of securities to which transaction applies:
       2)   Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
       4)   Proposed maximum aggregate value of transaction:
       5)   Total fee paid:
[_]    Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:  _________

                        LOOMIS SAYLES INVESTMENT TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     To the Shareholders of Loomis Sayles Investment Trust:

     A Special Meeting (the "Meeting") of the shareholders of Loomis Sayles Investment Trust, a Massachusetts business trust (the "Trust"), will be held on April 6, 1999 at 2:00 p.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

I.   To elect Trustees.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 1, 1999 are entitled to notice of and to vote at the Meeting.

                              By Order of the Trustees,


                              Sheila M. Barry
                              Secretary

March 15, 1999

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.

                        SPECIAL MEETING OF SHAREHOLDERS

                        LOOMIS SAYLES INVESTMENT TRUST
                             One Financial Center
                         Boston, Massachusetts  02111

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Trustee of Loomis Sayles Investment Trust (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on April 6, 1999 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on March 1, 1999 (the "Record Date") are entitled to vote at the Meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 43,937,122 shares of the Trust consisting of the following number of shares of each of the seven series of the Trust:

                                Outstanding Shares
                                ------------------

                                                       OUTSTANDING SHARES
                   FUND                             AS OF THE RECORD DATE
                   California Tax-Free Income               1,931,223.051

                   Core Fixed Income                        1,908,785.817

                   Core Growth                              2,044,788.957

                   Fixed Income                            22,888,338.926

                   High Yield Fixed Income                  2,208,657.644

                   Intermediate Duration                    1,531,446.951

                   Investment Grade Fixed Income           11,423,882.033

     Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. All shares are entitled to vote on the proposal to elect Trustees.

     The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

     The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about March 15, 1999. A copy of the Annual

Report of the Trust for the fiscal period ended September 30, 1998, including financial statements, can be obtained without charge by calling (800) 633-3330.

     Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. If no instructions are made, the proxy will be voted for the election as Trustees of the nominees named below. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis Sayles & Company, L.P. ("Loomis Sayles") and its affiliates. The cost of the solicitation will be borne by the Trust.

                           I.  ELECTION OF TRUSTEES

     The Trustee has fixed at four the number of Trustees proposed for election at the Meeting. Messrs. Charles J. Finlayson, Earl W. Foell and Timothy J. Hunt
are being nominated as Independent Trustees (as defined below).   Mr. Mark W.
Holland is being nominated as an Interested Trustee (i.e. a Trustee who is not an Independent Trustee). The nominees, their ages and their principal occupations during the past five years are listed below.

Name of Nominee         Age   Principal Occupations for Last Five Years
---------------         ---   -----------------------------------------
Charles J. Finlayson     59   Vice President, General Counsel, Secretary and
                              Director of Loomis Sayles and Vice President and
                              General Counsel of the Trust until February 1996;
                              Consultant to Loomis Sayles until August 1996.

Earl W. Foell            69   Editor of The Christian Science Monitor; Trustee
                              of Loomis Sayles Funds; Editor-in-Chief of World
                              Monitor Magazine until April 1993.

Mark W. Holland/1/       49   Treasurer of the Trust and of Loomis Sayles Funds;
                              Trustee of Loomis Sayles International Funds; Vice
                              President, Finance and Administration and Director
                              of Loomis Sayles.

Timothy J. Hunt          67   Trustee of the Trust; Trustee of Loomis Sayles &
                              Company Pension and Profit Sharing Plan; Vice
                              President and Director of Fixed Income Research
                              for Loomis Sayles until December 1993.


     If elected at the Meeting, Messrs. Finlayson, Foell, Holland and Hunt will serve as Trustees. The terms of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than four.


______________
     /1/  Mr. Holland is considered an Interested Person within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") due to his positions with the Trust and Loomis Sayles.

     The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

     In order for the merger of The New England into Metropolitan Life on August 30, 1996, to fall within the "safe harbor" afforded by Section 15(f) of the 1940 Act, at least 75% of the Board of Trustees of the Trust must be Independent Trustees for a period of three years following the merger (i.e. until August 30, 1999). An Independent Trustee is a person who is not an Interested Person (as defined in Section 2(a)(19) of the 1940 Act) of the Trust's investment adviser, Loomis Sayles. Since Mr. Hunt (the current Trustee) is an Independent Trustee, the Board of Trustees currently satisfies this requirement. Likewise, if the four nominees (Messrs. Finlayson, Foell, Holland and Hunt) are elected as Trustees, Messrs. Finlayson, Foell and Hunt would be Independent Trustees, so that the Board of Trustees would continue to satisfy this requirement.

     The table below provides information as of [most recent practicable date] regarding ownership of shares of the Trust by (i) each nominee and current Trustee of the Trust and (ii) all Trustees and officers of the Trust as a group.

     Name                         Number of Shares Owned  % of Class
     ---------------------------  ----------------------  ----------
     Charles J. Finlayson                    0                 0

     Earl W. Foell                           0                 0

     Mark W. Holland                         0                 0

     Timothy J. Hunt                         0                 0

     All Trustees and Officers
     as a group (4 persons)                  0                 0

     Information regarding the current Board of Trustees is presented in the table below.

          Name of Trustee   Age  Positions and Offices with Registrant
         -----------------  ---  -------------------------------------
         Timothy J. Hunt     67                 Trustee

     Mr. Hunt's term of office is until his successor is elected and qualified. Mr. Hunt has served as trustee since 1994. Mr. Hunt's business experience during the past five years includes serving as Trustee of the Trust and Trustee of Loomis Sayles & Company Pension and Profit Sharing Plan. Mr. Hunt formerly served as Vice President and Director of Fixed Income Research for Loomis Sayles (until December 1993).

     If the nominees are elected as Trustees, the Independent Trustees (i.e. Messrs. Finlayson, Foell and Hunt) will perform the functions of an audit and contract review committee. Their responsibilities as such will include (i) review of financial and accounting controls and procedures, (ii) recommendations as to the selection of the independent accountants, (iii) review of the scope of the audit, (iv) review of financial statements and audit reports and (v) review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the committee will review and make recommendations to the Board regarding contracts requiring approval of a majority of the Independent Trustees and any other contracts that the Board may refer to the committee.

     During the fiscal period ended September 30, 1998, the Board of Directors of the Trust held three meetings. Mr. Hunt, the lone Trustee, attended all three of these meetings. Since the Trust recently changed the end date for its fiscal year from December 31 to September 30, the fiscal period that ended September 30, 1998 was only nine months long.

     Each Trustee who is not affiliated with Loomis Sayles will be compensated at the rate of $10,000 per annum and will be reimbursed for travel expenses in connection with attending meetings. The following table sets forth the compensation received by the Trustee during the fiscal period ended September 30, 1998:

                              Compensation Table
                for the fiscal period ended September 30, 1998
                ----------------------------------------------

         (1)                (2)              (3)              (4)                 (5)
                                                                                 Total
                                         Pension or        Estimated         Compensation
                         Aggregate      Retirement as        Annual         from Trust and
       Name of         Compensation       Part of          Benefits        Trust Complex/2/
  Person, Position      from Trust     Trust Expenses   Upon Retirement    Paid to Trustee
  ----------------      ----------     --------------   ---------------    ----------------
  Timothy J. Hunt,        $10,000            $ 0               $ 0              $10,000
   Trustee

     The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     THE CURRENT TRUSTEE RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS TRUSTEES.

_________________
/2/ Mr. Hunt does not receive compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

                             II. OTHER INFORMATION

     The following is a list of the executive officers of the Trust and their ages. The term of office for each of these officers is until he or she is removed from office. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

DANIEL J. FUSS (65) -- President. Executive Vice President and Director, Loomis Sayles.

MARK W. HOLLAND (49) -- Treasurer. Vice President, Finance and Administration and Director, Loomis Sayles.

SHEILA M. BARRY (53) -- Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

ROBERT J. BLANDING (51) -- Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director and Chief Executive Officer, Loomis Sayles.

WILLIAM F. CAMP (37) -- Vice President. 1533 North Woodward, Bloomfield Hills, Michigan. Vice President, Loomis Sayles. Formerly, Portfolio Manager, Kmart corporation.

CHRISTOPHER R. ELY (43) -- Vice President. Vice President, Loomis Sayles; formerly Senior Vice President and portfolio manager, Keystone Investment Management Company, Inc.

QUENTIN P. FAULKNER (60) -- Vice President.  Vice President, Loomis Sayles.

PHILIP C. FINE (49) -- Vice President. Vice President, Loomis Sayles; formerly Vice President and portfolio manager, Keystone Investment Management Company, Inc.

KATHLEEN C. GAFFNEY (37) -- Vice President.  Vice President, Loomis Sayles.

JEFFREY L. MEADE (48) -- Vice President. Chief Operating Officer, Executive Vice President and Director, Loomis Sayles.

KENT P. NEWMARK (60) -- Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

ROBERT K. PAYNE (56) -- Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

ANTHONY J. WILKINS (56) -- Vice President. Vice President and Director, Loomis Sayles.

DAVID L. SMITH (39) -- Vice President. Vice President, Loomis Sayles; formerly Vice President and portfolio manager, Keystone Investment Management Company, Inc.

MARI J. SUGAHARA (34) -- Vice President.  Vice President, Loomis Sayles.

FREDERICK E. SWEENEY, JR. (37) -- Vice President. Vice President, Loomis Sayles. Formerly, Investment Consultant at Meketa Investment Group and Vice President of New England Investment Associates.

    Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The Trust pays no compensation to its officers.

    As of March 1, 1999, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of a series of the Trust:

                                                                     No. of Shares   % of Shares
                                                                     -------------   -----------
Shareholder                        Address                           Owned           Held
-----------                        -------                           -----           ----
CALIFORNIA TAX-FREE FUND

First American Trust               400 First American Center         214,013           11%
Company, Paul M. Davis for         Nashville, TN  37237-0402
Peter Davis

Phillipa Scott Trust               16133 Ventura Blvd.               188,175            9%
                                   Encino, CA  91436

Koeppel Family Trust               1445 Cabellero Road               166,216            8%
                                   Arcadia, CA  91006
Judith Ann Kenyon, Trustee,        1755 Warwick Ave.                 124,627            6%
Trust dated 2/23/89                San Marino, CA  91108

Connie B. Vitale & Camille         1015 San Marino Avenue            119,883            6%
Basha, Jt. Tenants                 San Marino, CA  91108

James M. Cubbon                    1416 Via Margarita                118,129            6%
                                   Palos Verdes Estates, CA
                                   90274

Joseph E. & Ellen Meuth            225 S. Lake Avenue                107,123            5%
Family Trust                       Pasadena, CA  91101

First American Trust               400 First American Center          98,636            5%
Company, Davis Family              Nashville, TN  37237-0402

Camille Basha and Connie           1015 San Marino Avenue             98,242            5%
B. Vitale, Jt. Tenants             San Marino, CA  91108


CORE FIXED INCOME FUND
Asbestos Workers Local #84         36 East Warner Road             5,678,201           28%
Pension Plan                       Akron, OH  44319

Crane Plastics Employee            P. O. Box 1047                  3,321,820           16%
Retirement Plan                    Columbus, OH  43216

Sheet Metal Workers Local          2075 West Big Beaver #520         191,813           10%
Union #292 Annuity Fund            Troy, MI  48037

Hospitalers Committee of           500 Temple Avenue                 154,409            8%
Detroit Commandery #1              Detroit, MI  48201

Southeastern Michigan              25180 Lahser Road                 152,848            8%
Chapter, NECA                      P. O. Box 385
                                   Southfield, MI  48037

Ironworkers Local #340             519 East Columbia                 135,388            7%
Supplementary Retirement           Battle Creek, MI  49015
Plan

Sign, Pictorial & Display          30700 Telegraph Road              128,284            6%
Union Local #591 AFL-CIO           Suite 2400
Display Group Supplemental         Bingham Farms, MI  48025
Pension Fund

Michigan Peer Review               40600 Ann Arbor Road              113,433            5%
                                   Suite 200
                                   Plymouth, MI 48170

CORE GROWTH FUND

Brockton Health Corp.              680 Centre Street                 966,012           47%
Endowment                          Brockton, MA  02402-3395

Brockton Hospital                  680 Centre Street                 514,526           25%
Pension Trust                      Brockton, MA  02402-3395

Jewish Federation of Rhode         130 Sessions Street               485,313           24%
Island                             Providence, RI  02906


FIXED INCOME FUND

Marsh & McLennan                   1166 Avenue of the              3,205,555           14%
Companies Defined Benefit          Americas
Plan Remainder Unitrust A          New York,  NY  10036-2774

Boehringer Ingelheim               900 Ridgebury Road              2,390,197           10%
Corporation                        Ridgefield, CT  06887

New Hampshire Charitable           37 Pleasant Street              2,311,086           10%
Foundation                         Concord, NH  03301-4005

Painters & Allied Trades           25 Colgate Road                 2,170,282            9%
District Council #35               Roslindale, MA  02131-1105
Pension Fund

Somerville Retirement System       50 Evergreen St.                1,400,760            6%
                                   City Hall Annex
                                   Somerville, MA 02145

HIGH YIELD FIXED INCOME
FUND

Blue Cross Blue Shield of          100 Summer Street               1,425,392           65%
Massachusetts, Inc.                Boston, MA  02110
Retirement Income Trust

Energen Corporation                210 Sixth Avenue, North           471,608           21%
Retirement Income Plan             Birmingham, AL  35203

Worcester Polytechnic Institute    100 Institute Road                298,805           14%
                                   Worcester, MA  01609


INTERMEDIATE DURATION FUND

Trustees of Clark University       950 Main Street                 1,531,446          100%
                                   Worcester, MA  01610

INVESTMENT GRADE FIXED
INCOME FUND

Peabody Essex Museum               East India Square               1,471,422           13%
                                   Salem, MA  01970

Wichita State University           1845 Fairmont                   1,187,517           10%
Endowment Association              Wichita, KS  67260

Boston & Co.                       Mellon Bank N.A.                1,142,209            9%
A/C MAFF183002                     Mutual Funds
                                   P.O. Box 3198
                                   Pittsburg, PA 15230

Local 522 Pension Fund             139-16 91st Avenue                990,765            9%
                                   Jamaica, NY  11435

Jupiter & Co.                      P. O. Box 9130, FPG 90            984,870            9%
                                   Boston, MA  02117-9130

Braintree Contributory             71 Cleveland Avenue               888,253            8%
Retirement System                  Braintree, MA  02184

FMB Trust Company                  P. O. Box 1596                    767,249            7%
                                   Baltimore, MD  21203-1596

    Forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

    In the event that sufficient votes in favor of the election of any of the nominees are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any of the nominees. They will vote against such adjournment those proxies withholding authority to vote in favor of all four nominees.

    Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named in the enclosed proxy intend to vote the proxies in accordance with their judgment on such matters, unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

    Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

    The Tellers will count the total number of votes cast for approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and broker non-votes (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

                        LOOMIS SAYLES INVESTMENT TRUST


          Proxy for a Special Meeting of Shareholders, April 6, 1999

    The undersigned hereby appoints Sheila M. Barry, Daniel J. Fuss and Mark W. Holland, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on April 6, 1999 at 2:00 p.m. Boston time, and at any adjournments thereof, all of the shares of Loomis Sayles Investment Trust which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN THE
                                  ---
PROXY STATEMENT.

                                   PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                   ON THIS PROXY. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized persons should sign for corporations.

                                   Dated: ____________________________


                                   ___________________________________
                                              Signature

                                   ___________________________________
                                        Signature (if held jointly)

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEE RECOMMENDS A VOTE FOR ELECTING EACH OF THE NOMINEES AS TRUSTEES.

1.  ELECTION OF      [_]  FOR electing the            [_]  WITHHOLD AUTHORITY to
    TRUSTEES              four nominees, except as         vote for all of the
                          marked to the contrary           nominees listed
                          below                            below


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE THROUGH
                              THAT NOMINEE'S NAME

Nominees:
---------

(A) Charles J. Finlayson    (B) Earl W. Foell    (C) Mark W. Holland    (D) Timothy J.Hunt

    This proxy is solicited on behalf of Loomis Sayles Investment Trust. Please sign the reverse side of this card. Your signature acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement.